Prospectus supplement dated May 1, 2017
to the following prospectus(es):
BOA MSPVL dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	Putnam Investment Management, LLC, the Putnam Variable Trust – Putnam VT Growth and Income Fund ("VT Growth and Income Fund") investment manager, has recommended, and the VT Growth and Income Fund’s Board of Trustees has approved, the merger of VT Growth and Income Fund into Putnam Variable Trust – Putnam VT Equity Income Fund: ("VT Equity Income Fund"). In the merger, all of the assets of VT Growth and Income Fund will be transferred to VT Equity Income Fund in exchange for shares of VT Equity Income Fund and VT Equity Income Fund will also assume all of the liabilities of VT Growth and Income Fund. The merger is expected to occur at the close of business on or about May 12, 2017.
As a result, the following will occur to the contract/policy:
•	Effective on or about May 11, 2017, the VT Growth and Income Fund will no longer be available to receive transfers or new purchase payments.
•	Effective on or about May 12, 2017, any allocations to the VT Growth and Income Fund are transferred to the VT Equity Income Fund and all references in the prospectus to the VT Growth and Income Fund are deleted and replaced with the VT Equity Income Fund.
•	Effective on or about May 13, 2017, the VT Equity Income Fund will be walled-off, and therefore will only be available to contracts/policies for which applications are received before May 12, 2017.
The contract owner/policy owner may request to transfer out of the VT Growth and Income Fund to another available investment option under the contract prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the contract.
(2)	Effective May 1, 2017, the following underlying mutual fund(s) are added as investment option(s) under the contract/policy. The investment option(s) are added to Appendix A: Underlying Mutual Funds:
Putnam Variable Trust - Putnam VT Equity Income Fund: Class IB
Investment Advisor:	Putnam Investment Management, LLC
Sub-advisor:	Putnam Investments Limited
Investment Objective:	Seeks capital growth and current income.
(3)	The following investment option(s) are only available to contracts/policies for which good order applications were received prior to May 1, 2017:
•	Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Initial Class
•	Ivy Funds Variable Insurance Portfolios - Asset Strategy
(4)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective May 1, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Dreyfus Socially Responsible Growth Fund, Inc.: Initial Shares	The Dreyfus Sustainable U.S. Equity Portfolio, Inc.: Initial Shares
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CURRENT NAME	UPDATED NAME
The Universal Institutional Funds, Inc. - Core Plus Fixed Income Portfolio: Class I	Morgan Stanley Variable Insurance Fund, Inc. - Core Plus Fixed Income Portfolio: Class I
The Universal Institutional Funds, Inc. - Emerging Markets Debt Portfolio: Class I	Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I
Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I	Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I
Oppenheimer Variable Account Funds - Oppenheimer Core Bond Fund/VA: Non-Service Shares	Oppenheimer Variable Account Funds - Oppenheimer Total Return Bond Fund/VA: Non-Service Shares
Ivy Funds Variable Insurance Portfolios - Asset Strategy	Ivy Variable Insurance Portfolios - Asset Strategy
Effective May 1, 2017, the Legal Proceedings section of the prospectus is deleted and replaced in its entirety with the following:
Legal Proceedings
Nationwide Life Insurance Company
Nationwide Financial Services, Inc. (NFS, or collectively with its subsidiaries, "the Company") was formed in November 1996. NFS is the holding company for Nationwide Life Insurance Company (NLIC), Nationwide Life and Annuity Insurance Company (NLAIC) and other companies that comprise the life insurance and retirement savings operations of the Nationwide group of companies (Nationwide). This group includes Nationwide Financial Network (NFN), an affiliated distribution network that markets directly to its customer base. NFS is incorporated in Delaware and maintains its principal executive offices in Columbus, Ohio.
The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These proceedings include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. Regulatory proceedings may also affect the outcome of one or more of the Company’s litigation matters. Furthermore, it is often not possible with any degree of certainty to determine the likely ultimate outcomes of the pending regulatory and legal proceedings or to provide reasonable ranges of potential losses. Some matters are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the claims for liability or damages. In some of the legal proceedings which are seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of legal proceedings, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s condensed consolidated financial position. Nonetheless, it is possible that such outcomes could materially affect the Company’s condensed consolidated financial position or results of operations in a particular quarter or annual period given the large or indeterminate amounts sought in certain of these legal proceedings and the inherent unpredictability of litigation. The Company maintains Professional Liability Insurance and Director and Officer Liability insurance policies that may cover losses for certain legal and regulatory proceedings. The Company recognizes an asset for insurance recoveries, not to exceed cumulative accrued losses, when recovery under such policies is probable and reasonably estimable.
The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor ("DOL"), the Internal Revenue Service, the Federal Reserve Bank and state insurance authorities. Such regulatory entities may, in the normal course, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators. The Company will cooperate with its ultimate parent company, Nationwide Mutual Insurance Company ("NMIC") insofar as any inquiry, examination or investigation encompasses NMIC’s operations. In addition, recent regulatory activity, including activity by the DOL, may impact the Company’s business and
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operations, and certain estimates and assumptions used by the Company in determining the amounts presented in the financial statements and accompanying notes. Actual results could differ significantly from those estimates and assumptions.
Nationwide Investment Services Corporation
The general distributor, NISC, is not engaged in any litigation of any material nature.
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